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                                                                 Exhibit 10.19

                           SOFTWARE TRANSFER AGREEMENT

     This Software Transfer Agreement (this "Agreement"), is entered into as of April 25, 1997 (the "Effective Date"), by and between HighwayMaster Corporation ("HighwayMaster"), a Delaware corporation, and Burlington Motor Carriers, Inc. ("Burlington"), a Delaware corporation.

     WHEREAS, Burlington owns the entire right, title, and interest in and to computer software and related materials for which it desires to transfer to HighwayMaster; and

     WHEREAS, HighwayMaster desires to receive all right, title, and interest in and to the computer software and related materials from Burlington;

     NOW THEREFORE, in consideration of the mutual promises contained herein, as well as the execution of the Information Management Services Agreement between HighwayMaster and Burlington, effective ______, 1997 and each of the Exhibits thereto ("Data Processing Agreement") it is hereby agreed as follows:

                                 1.  DEFINITIONS

     1.1 "PROGRAM" shall mean the software customer refers to internally as the Spirit software, including any and all versions of source code, object code, job control language, or other listings that relate or refer to the operations and accounting software, training simulator, and related code used to operate the data center of Burlington, other than software properly licensed by Burlington from third parties.

     1.2 "RELATED DELIVERABLES" shall mean technical specifications, functional specifications, programming manuals, operations manuals, and the like that relate to the design, function, or operation of the Program.

                              2.  DELIVERY: PAYMENT

     2.1 SPECIFICATIONS. Burlington shall prepare and deliver to HighwayMaster the Program and Related Deliverables.

     2.2 COPIES. Burlington shall not retain any versions or copies of the Program and Related Deliverables, other than those versions and copies that HighwayMaster agrees in writing that Burlington can retain to perform its duties and obligations under this Agreement and the Information Management Services Agreement.

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     2.3  PAYMENT.       CONFIDENTIAL TREATMENT REQUESTED

OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                               3.  RIGHTS CONVEYED

     3.1 GENERAL ASSIGNMENT. Burlington assigns to HighwayMaster and HighwayMaster accepts from Burlington all right, title, and interest in and to the Program and Related Deliverables.

     3.2 COPYRIGHT. The rights conveyed under Section 3.1 shall include but not be limited to an irrevocable grant of the sole and exclusive rights to the Program and Related Deliverables with the rights to use, modify, market, and license the Program and Related Deliverables throughout the world, including all copyrights in the Program and Related Deliverables and in all derivative works, together with all exclusive rights granted to an author under the copyright laws of the United States, foreign countries, and international copyright conventions and the right to grant these rights or any part of them to third parties.

     3.3  OTHER INTELLECTUAL PROPERTY.  The rights conveyed under this Section
3.1 shall include but not be limited to all right, title, and interest in and to any inventions, discoveries, ideas, trade secrets, trade names, or other intellectual property embodied in the Program and Related Deliverables.

     3.4 NO RIGHTS TO "SPIRIT" TRADEMARK. The trademark "Spirit" will remain the sole and exclusive property of Burlington. HighwayMaster will not utilize the trademark "Spirit" in marketing the Spirit Software to third parties, and will, prior to providing trademarked material to third parties, replace the "Spirit" name or logo on the software with a trade mark to be determined by and owned by HM.

                                  4.  WARRANTY

     4.1 OWNERSHIP. Burlington represents and warrants to HighwayMaster that Burlington has the power and authority to enter into this Agreement as the sole and exclusive owner of all rights conveyed in SECTION 3, except for material in the public domain.

     4.2 AUTHORSHIP. Burlington represents and warrants to HighwayMaster that the Program and Related Deliverables are original except for material in the public domain and such excerpts from other works as may be included with the written permission of the copyright owners; and that Burlington retains the entire right, title, and interest in and to the Program and Related Deliverables as either: (i) the author of the Program and Related Deliverables produced as a work

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made for hire; or (ii) the assignee from the true and original authors of the Program and Related Deliverables.

     4.3 INFRINGEMENT. Burlington represents and warrants to HighwayMaster that the Program and Related Deliverables do not contain any libelous material or injurious instructions; that the Program and Related Deliverables do not infringe any patent, trade name, trademark, trade secret, or copyright; and that the Program and Related Deliverables do not invade or violate any right of privacy, personal or proprietary right, or other common law or statutory right.

     4.4 DISCLAIMER. BURLINGTON SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                  5.  INDEMNITY

     5.1 INDEMNITY. Burlington agrees to indemnify and hold harmless HighwayMaster, or its assigns, harmless from any and all losses, damages, liabilities, costs, charges, and expenses, including reasonable attorneys' fees, arising out of any breach of any of the representations and warranties contained in Section 4. This shall include any and all expense whatsoever, as reasonably incurred (including the fees and expenses of counsel chosen by HighwayMaster) in investigating, preparing or defending against any litigation, threatened litigation, mediation or arbitration with any third party arising out of Burlington's breach (or Burlington's alleged breach as claimed by such third party) of any of the representations and warranties contained in Section 4.

                            6.  INTELLECTUAL PROPERTY

     6.1 OWNERSHIP. The Program and Related Deliverables constitute valuable and confidential trade secrets of HighwayMaster which hereafter are proprietary to HighwayMaster, and all right, title, and interest thereto belongs to HighwayMaster as of the Effective Date. All applicable copyrights, trade secrets, patent and other intellectual and proprietary rights in the Program and Related Deliverables are hereafter the sole and exclusive property of HighwayMaster. It is expressly understood that no title to or ownership of the Program and Related Deliverables, or any part thereof, remains with Burlington.

                                7.  COUNTERPARTS

     7.1 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

                                8.  GOVERNING LAW

     8.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

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                                9.  JURISDICTION

     9.1 JURISDICTION. The parties hereto consent to the exclusive jurisdiction of the federal district court residing in Dallas, Texas (or if no federal jurisdiction exists, to the state district court in Dallas, Texas) for all litigation which may be brought with respect to or arising out of the terms of and the transactions and relationships contemplated by this Agreement.

                             10.  FURTHER ASSURANCES

     10.1 FURTHER ASSURANCES. Subsequent to the Effective Date, the parties shall execute and deliver such additional documents and certificates as may be necessary to give effect to this Agreement. Burlington specifically agrees to use its best efforst to cause execution by itself or its employees, ex-employees, contractors, or others of any and all documents to acquire, procure, or perfect the rights conveyed in Section 3 for the benefit of HighwayMaster, but in no event shall Customer be released or excused from its warranties set forth in Sections 4.1, 4.2 and 4.3 above. This Agreement shall survive the termination of the Information Management Services Agreement betweent the parties.

                           11.  LIMITATION OF LIABLITY

     11.1 LIMITATION OF LIABILITY. If either party shall breach any covenant, agreement or undertaking required of it by this Agreement, the liability of such party shall be limited to direct damages, actually incurred. Neither party shall be liable to the other for any special or consequential damages or for any claim or demand made by any third party. Provided, that this section 13.1 shall not limit the duty of Burlington to provide defense costs, license fees and other costs directly incurred as a result of claims by any third party arising from Burlington's alleged breach of ownership, authorship, or infringement warranties set forth in Sections 4.1, 4.2 and 4.3 above, and as set forth more completely in the indemnity provided in Section 5.1 above.


     IN WITNESS WHEREOF, this Agreement has been executed by the undersigned duly authorized officers of the parties:

HIGHWAYMASTER CORPORATION          BURLINGTON MOTOR CARRIERS, INC.

By: /s/ GORDON QUICK               By: /s/ THOMAS F. GROJEAN
    --------------------------         --------------------------
Name: Gordon Quick                 Name: Thomas F. Grojean
      ------------------------           ------------------------
Title: EVP - COO                   Title: Chairman - CEO
       -----------------------            -----------------------
Date: 4/25/97                      Date: 4/25/97
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